UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

BioXcel Therapeutics, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! BIOXCEL THERAPEUTICS, INC. 555 LONG WHARF DRIVE NEW HAVEN, CT 06511 BIOXCEL THERAPEUTICS, INC. 2021 Annual Meeting Vote by June 10, 2021 11:59 PM ET You invested in BIOXCEL THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 11, 2021. Vote Virtually at the Meeting* June 11, 2021 9:00 AM EDT Meeting to be held virtually at www.virtualshareholdermeeting.com/BTAI2021 Vote Prior to the Meeting: Online: www.ProxyVote.com Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card and instructions By Mail: Request a paper copy of the materials, which will include a proxy card *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D49414-P56126 Get informed before you vote View the Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT You cannot use this notice to vote these shares. This is only an overview of the proposals being presented at the upcoming stockholder meeting. You may view more complete proxy materials online at www.ProxyVote.com or request a paper copy (see reverse side). Please follow the instructions on the reverse side to access and review all of the important information contained in the proxy materials before you vote. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D49415-P56126 01) Vimal Mehta, Ph.D. 02) Peter Mueller, Ph.D. 1. Election of Class III Directors Nominees: 2. Ratification, in a non-binding vote, of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021. 3. The approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 50,000,000 to 100,000,000. 4. The approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3. NOTE: Such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof. For For For For